UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09140

                       Phoenix Institutional Mutual Funds
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Matthew A. Swendiman, Esq.               John R. Flores, Esq.
     Counsel & Chief Legal Officer for        Vice President, Counsel
     Litigation/Employment Registrant         Phoenix Life Insurance Company
     Phoenix Life Insurance Company           One American Row
     One American Row                         Hartford, CT  06102
     Hartford, CT  06102
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (800) 243-1574
                                                          ----------------

                      Date of fiscal year end: December 31
                                              --------------

                   Date of reporting period: December 31, 2004
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Annual Report

DECEMBER 31, 2004

Phoenix Institutional Bond Fund

Adviser: Phoenix Investment Counsel, Inc.

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

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix Institutional Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

[GRAPHIC OMITTED]

DEAR SHAREHOLDER:

      I encourage you to review the performance overview and outlook provided in this annual report for the Phoenix Institutional Bond Fund for the fiscal year ended December 31, 2004.

      As we begin a new year, the U.S. economy appears to be growing at a healthy pace. The economy grew at a 4% rate in the third quarter, and while final year-end results aren't available as of this writing, current indicators suggest that growth was sustained. Adding to the positives, employment growth also accelerated in the fourth quarter. The markets finished the year strong, particularly the U.S. equity market which performed well in the fourth quarter following a strong post-election rally. Looking ahead at 2005, the Federal Reserve Board's ongoing commitment to raising interest rates, combined with record oil prices and deficits, are likely to slow the pace of economic growth, posing both challenges as well as opportunities for investors in both the equity and bond markets.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix Institutional Bond Fund allocation may help in this effort.

      For monthly updates on all Phoenix Funds, including performance and portfolio holdings, please visit PhoenixInvestments.com.

Sincerely,

/s/ PHILIP R. McLOUGHLIN

Philip R. McLoughlin
Chairman, Phoenix Funds


JANUARY 2005


1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary ....................................................................  3

Phoenix Institutional Bond Fund .............................................  5

Notes to Financial Statements ............................................... 20

GLOSSARY

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

CONSUMER PRICE INDEX (CPI)
Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

CREDIT SPREAD
Also called quality spread, the difference in yield between higher-quality bonds (such as Treasury securities) and lower-quality bonds. Normally, lower-quality bonds provide higher yields to compensate investors for the additional credit risk. Also refers to the difference between the value of two securities with similar interest rates and maturities when one is sold at a higher price than the other is purchased.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX
Measures fixed rate U.S. investment grade asset-backed securities, consisting of credit and charge cards, autos, home equity loans, utility and manufactured housing. The index is calculated on a total return basis.

LEHMAN BROTHERS HIGH YIELD INDEX
Measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. The index is calculated on a total return basis.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.



INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX INSTITUTIONAL BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX INSTITUTIONAL BOND FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class X shares returned 5.39%, and the Class Y shares returned 5.14% For the same period, the Lehman Brothers Aggregate Bond Index, a broadbased fixed income index and the Fund's style-specific benchmark, returned 4.34%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index returned 4.34% for 2004, slightly better than the 4.10% return for 2003. Short-term interest rates rose significantly during the year while long-term interest rates changed only slightly, resulting in a flatter yield curve. We believe expectations of moderate economic growth and low inflation have helped to keep a ceiling on long-term interest rates.

      The Federal Reserve increased the federal funds rate five times over the course of 2004, by a quarter-point (0.25%) each, resulting in the rate more than doubling to 2.25% from 1.00% at the start of the year. While short-term rates rose significantly in 2004, long-term rates declined slightly, reflecting market expectations that high oil prices may restrain economic growth. While oil prices fell 9% over the fourth quarter, prices are up 54% since the start of the year. Higher oil prices have begun to work their way through the economy, resulting in overall inflation, as measured by the CPI, and increasing 3.5% year-over-year through November, nearly double the year-over-year rate at the start of the year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Our allocation to spread product, and corresponding significant underweight in both U.S. Treasuries and agency securities, were strong contributors to the Fund's performance in 2004. U.S. Treasuries returned 3.54% and agency debentures returned 3.33%, both underperforming the Lehman Brothers Aggregate Bond Index. Because we had identified greater relative value in both taxable municipal bonds and commercial mortgages, we did not own any agency securities in the third quarter when the agencies' accounting practices came under scrutiny and spreads widened in the sector. Avoiding exposure to the sector helped performance.

      Mortgages exhibited strong performance for the year, helped by a decline in new issuance of fixed-rate mortgages alongside continued strong demand from foreign banks. Our exposure to the sector, in particular the non-agency residential mortgage market, contributed to performance.

      The high yield market was characterized by improving credit fundamentals and strong demand. As a result, the Lehman Brothers High Yield Index outperformed the Lehman Brothers Aggregate Bond

Index by 662 basis points. Our exposure to the sector provided an added spark to performance. We continued to focus on the higher quality issues and emphasized diversification within the sector.

      Although asset-backed securities as a sector lagged the Lehman Brothers Aggregate Bond Index, our exceptional issue selection within the sector allowed us to substantially outperform both the Lehman Brothers Asset-Backed Securities sector and the benchmark.

      Our municipal "crossover" trade (buying high-quality tax-exempt municipal bonds vs. U.S. Treasuries) hurt the Fund's performance, as municipal bond returns lagged those of U.S. Treasuries. The sector was hurt by strong new issuance and little retail appetite, both a result of the low interest rate environment.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We begin 2005 following two years of significant spread tightening and stellar performance, specifically in the credit intensive sectors. As a result, we have reduced our exposure to corporate credit -- both high yield and investment grade. However, we remain comfortable with maintaining some exposure to each sector due to the continuation of strong fundamentals. We will look to add selectively to these positions on weakness. We will maintain diversification in all of our credit intensive sectors, and will emphasize high quality issues within the high yield sector.

      We maintain an overweight to high quality commercial mortgage-backed securities and taxable municipal bonds, both of which provide attractive alternatives to AAA-rated corporate bonds. We have a constructive view of mortgages, which provide a yield advantage to corporate bonds, and may continue to benefit from a positive technical environment. We continue to see value in tax-exempt municipal securities and expect to realize this value as issuance slows and retail demand increases.

      Given the current environment, we expect modest returns for fixed income. On a positive note, we believe the portfolio is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in either sectors or individual issues that may create value. This strategy has proven successful over the years, as demonstrated by our investment performance.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.


FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Institutional Bond Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                   PERIODS ENDING 12/31/04
--------------------------------------------------------------------------------

                                                 1 YEAR     5 YEARS     10 YEARS
                                                 ------     -------     --------
        Class X Shares                            5.39%       7.71%       7.94%
        Class Y Shares                            5.14        7.44        7.67

        Lehman Brothers Aggregate Bond Index      4.34        7.71        7.72


--------------------------------------------------------------------------------
GROWTH OF INITIAL INVESTMMENT (IN THOUSANDS)                PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $5,000,000 made on 12/31/94 for Class X and $1,000,000 Class Y shares. Performance assumes reinvestment of dividends and capital gains.


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

           Institutional Bond       Lehman Brothers        Institutional Bond       Lehman Brothers
                Class X 2         Aggregate Bond Index         Class Y 2          Aggregate Bond Index
12/30/94       $5,000,000              $5,000,000             $1,000,000              $1,000,000
12/29/95       $5,998,423              $5,923,940             $1,196,699              $1,184,788
12/31/96       $6,520,020              $6,139,000             $1,297,101              $1,227,800
12/31/97       $7,155,470              $6,731,580             $1,420,614              $1,346,316
12/31/98       $7,298,153              $7,316,340             $1,445,099              $1,463,268
12/31/99       $7,405,797              $7,255,980             $1,463,268              $1,451,195
12/29/00       $8,149,141              $8,099,570             $1,605,968              $1,619,914
12/31/01       $8,844,404              $8,783,460             $1,738,248              $1,756,692
12/31/02       $9,578,783              $9,684,710             $1,877,741              $1,936,942
12/31/03      $10,188,837             $10,082,100             $1,992,352              $2,016,414
12/31/04      $10,737,625             $10,519,505             $2,094,737              $2,103,901


----------------------------------------------------
SECTOR WEIGHTINGS                           12/31/04
----------------------------------------------------

As a percentage of total investments

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                  [GRAPHIC OMITTED]

           Agency Mortgage-Backed        23%
           Domestic Corporate Bonds      23
           Non-Agency Backed             18
           Municipal                     12
           U.S. Government Securities     9
           Foreign Corporate              6
           Asset-Backed                   4
           Other                          5


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 This chart illustrates returns on Class X and Class Y shares for ten years.

  For information regarding the index, see the glossary on page 3

3 Represents index returns on $5,000,000 initial investment.

4 Represents index returns on $1,000,000 initial investment.

5 Represents ending value of Lehman Brothers Aggregate Bond Index.

6 Represents ending value of Class Y Institutional Bond.

  ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix Institutional Bond Fund


ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Institutional Bond Fund, you incur ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                  Beginning           Ending       Expenses Paid
Institutional Bond Fund         Account Value     Account Value        During
       Class X                  June 30, 2004   December 31, 2004     Period*
-----------------------         -------------   -----------------  -------------
Actual                            $1,000.00          $1,052.60         $2.84
Hypothetical (5% return
  before expenses)                 1,000.00           1,022.34          2.80

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.55%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 5.39%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,053.90.

                                  Beginning           Ending       Expenses Paid
Institutional Bond Fund         Account Value     Account Value        During
       Class Y                  June 30, 2004   December 31, 2004     Period*
-----------------------         -------------   -----------------  -------------
Actual                            $1,000.00          $1,052.40         $4.13
Hypothetical (5% return
  before expenses)                 1,000.00           1,021.06          4.08

* EXPENSES ARE EQUAL TO THE FUND'S CLASS Y ANNUALIZED EXPENSE RATIO OF 0.80%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS Y RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 5.14%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,051.40.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix Institutional Bond Fund

--------------------------------------------------------------------------------
       TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF TOTAL
                                 NET ASSETS)(j)
--------------------------------------------------------------------------------
               1. U.S. Treasury Note 3%, 12/31/06            2.9%
               2. U.S. Treasury Note 4.25%, 8/15/14          2.0%
               3. Delta Air Lines, Inc. 6.718%, 1/2/23       1.8%
               4. U.S. Treasury Note 3.375%, 9/15/09         1.7%
               5. Fannie Mae 5%, 4/1/34                      1.4%
               6. FNCL 5.50%, 12/1/34                        1.3%
               7. Fannie Mae 5.50%, 9/1/33                   1.3%
               8. U.S. Treasury Bond 5.375%, 2/15/31         1.3%
               9. PNC Mortgage Acceptance Corp.
                  00-C2, A2 7.30%, 10/12/33                  1.2%
              10. Fannie Mae 5.50%, 1/1/33                   1.2%
--------------------------------------------------------------------------------


                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
U.S. GOVERNMENT SECURITIES--8.8%

U.S. TREASURY BONDS--1.2%
U.S. Treasury Bond 5.375%, 2/15/31 ........    Aaa       $2,000  $  2,162,656

U.S. TREASURY NOTES--7.6%
U.S. Treasury Note 3%, 12/31/06 ...........    Aaa        5,000     4,993,360
U.S. Treasury Note 3.125%, 4/15/09 ........    Aaa        1,210     1,191,661
U.S. Treasury Note 3.375%, 9/15/09 ........    Aaa        3,000     2,972,577
U.S. Treasury Note 4.75%, 5/15/14 .........    Aaa          460       479,370
U.S. Treasury Note 4.25%, 8/15/14 .........    Aaa        3,360     3,367,483
                                                                 ------------
                                                                   13,004,451
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $15,177,569)                                      15,167,107
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--23.1%

FNCL 5.50%, 11/15/34 ......................    Aaa        2,242     2,277,618
Fannie Mae 5.50%, '17-'34 .................    Aaa        8,596     8,748,859
Fannie Mae 5%, '18-'34 ....................    Aaa        9,153     9,162,345
Fannie Mae 4.50%, 9/1/18 ..................    Aaa        1,310     1,305,297
Fannie Mae 4.50%, 11/1/18 .................    Aaa        1,424     1,422,167
Fannie Mae 6%, '29-'33 ....................    Aaa        5,533     5,729,055
Fannie Mae 7.50%, 10/1/30 .................    Aaa           22        23,705
Fannie Mae 7%, 11/1/30 ....................    Aaa          124       131,469
Fannie Mae 6.50%, 10/1/31 .................    Aaa          699       733,338
Fannie Mae 6.50%, 8/1/33 ..................    Aaa        1,130     1,186,393
Fannie Mae 4.50%, 9/1/33 ..................    Aaa          712       689,844
Freddie Mac 5.50%, 8/1/18 .................    Aaa          327       338,234
Freddie Mac 5.50%, 8/1/18 .................    Aaa          306       316,337
Freddie Mac 5.50%, 8/1/18 .................    Aaa          665       687,810
Freddie Mac 4.50%, 10/1/18 ................    Aaa        1,456     1,454,461
Freddie Mac 6.65%, 6/15/23 ................    Aaa          450       453,282
GNMA 6.114%, 11/16/21 .....................    Aaa        1,250     1,324,553


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
GNMA 7%, 7/15/29 ..........................    Aaa       $   93  $     98,790
GNMA 7%, 8/15/29 ..........................    Aaa          204       216,489
GNMA 6.50%, '31-'32 .......................    Aaa        1,285     1,354,493
GNMA 5.50%, 4/15/33 .......................    Aaa          643       657,318
GNMA 5%, 9/15/33 ..........................    Aaa        1,270     1,272,929
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $39,014,974)                                      39,584,786
-----------------------------------------------------------------------------

MUNICIPAL BONDS--11.8%

ARIZONA--0.3%
Scottsdale Preservation Authority Excise
Tax Revenue 5%, 7/1/13 ....................    Aaa          390       432,643

CALIFORNIA--1.7%
Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%, 10/1/19 ...    Aaa        1,395     1,572,249

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 ....................    Aaa          510       532,425

Oakland Pension Obligation Revenue Taxable
Series A 6.95%, 12/15/08 ..................    Aaa           96       106,347

Oakland Pension Obligation Revenue Taxable
Series A 6.98%, 12/15/09 ..................    Aaa           49        54,861

San Luis Obispo County Pension Obligation
A 4.20%, 9/1/14 ...........................    Aaa          740       700,491
                                                                 ------------
                                                                    2,966,373
                                                                 ------------
COLORADO--0.3%
Denver City and County School District
No. 1 Taxable 6.76%, 12/15/07 .............    Aaa          400       434,188


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
CONNECTICUT--1.4%
Mashantucket Western Pequot Tribe Revenue
Special Taxable Series A 144A 6.57%,
9/1/13(b) .................................    Aaa       $  715  $    789,389

Mashantucket Western Pequot Tribe Special
Revenue Taxable Series A 6.91%, 9/1/12 ....    Aaa        1,500     1,671,165
                                                                 ------------
                                                                    2,460,554
                                                                 ------------
FLORIDA--1.7%
Florida State Board of Education General
Obligation Series B 5.375%, 1/1/11 ........     Aa          680       764,755

Tampa Solid Waste System Revenue Taxable
Series A 4.35%, 10/1/08 ...................    Aaa          930       991,017

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11 ............    Aaa          210       222,659

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20 ............    Aaa          825       879,698
                                                                 ------------
                                                                    2,858,129
                                                                 ------------
GEORGIA--0.6%
Fulton County Development Authority Revenue
Georgia Tech Facilities Funding Series A
5%, 11/1/31 ...............................     Aa          985     1,009,192

ILLINOIS--0.7%
Chicago General Obligation Taxable
Series D 4.34%, 1/1/10 ....................    Aaa          500       501,780

Kane, Cook & Du Page Counties School
District No. 46 General Obligation Taxable
Series D 5%, 1/1/10 .......................    Aaa          400       409,384

Metropolitan Pier & Exposition Authority
McCormick Place Expansion Revenue
Series A 5%, 12/15/28 .....................    Aaa          340       348,701
                                                                 ------------
                                                                    1,259,865
                                                                 ------------
MASSACHUSETTS--0.6%
Massachusetts State General Obligation
Series C 5.50%, 11/1/13 ...................    Aaa          910     1,044,835

MICHIGAN--0.2%
Detroit General Obligation Taxable 4.97%,
5/1/13 ....................................    Aaa          300       304,473


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
NEW JERSEY--0.1%
NJ Sports & Exposition Authority State
Contract Revenue Taxable
Series A 6.75%, 3/1/11 ....................    Aaa       $  150  $    168,645

NEW YORK--1.4%
Metropolitan Transportation Authority
Service Contract Revenue Series A 5%,
7/1/30 ....................................    Aaa        1,510     1,550,785

Sales Tax Asset Receivable Corp. Taxable
Series B 3.60%, 10/15/08 ..................    Aaa          480       475,464

University of Rochester Revenue Taxable
5.40%, 7/1/18 .............................    Aaa          380       391,016
                                                                 ------------
                                                                    2,417,265
                                                                 ------------
OREGON--1.0%
Oregon State Local Governments Pension
Obligation Taxable 5.871%, 6/1/17 .........    Aaa        1,500     1,613,865

PENNSYLVANIA--0.5%
Philadelphia Authority For Industrial
Development Pension Funding Revenue
Taxable Series A 5.79%, 4/15/09 ...........    Aaa          250       265,800

Pittsburgh Pension General Obligation
Taxable Series B 6.35%, 3/1/13 ............    Aaa          600       655,758
                                                                 ------------
                                                                      921,558
                                                                 ------------
SOUTH DAKOTA--0.2%
South Dakota Educational Enhancement
Funding Corp. Revenue Taxable Series A
6.72%, 6/1/25 .............................    Baa          323       309,743

TEXAS--0.3%
Frisco Independent School District General
Obligation 5.125%, 8/15/30 ................    Aaa          560       579,398

WASHINGTON--0.4%
Washington State General Obligation
Series C 5.50%, 7/1/13 ....................    Aaa          660       753,614

WISCONSIN--0.4%
Wisconsin State General Obligation
Series 1 5.50%, 11/1/13 ...................    Aaa          575       658,789
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $19,584,612)                                      20,193,129
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
ASSET-BACKED SECURITIES--3.8%

Bombardier Capital Mortgage Securitization
Corp. 99-A, A3 5.98%, 1/15/18 .............     B        $  763  $    741,303

Capital Auto Receivables Assets 04-2,
A3 3.58%, 1/15/09 .........................    Aaa        1,600     1,599,000

Carmax Auto Owner Trust 04-2, D 3.67%,
9/15/11 ...................................    Baa          750       743,438

Chase Manhattan Auto Owner Trust 03-C,
A4 2.94%, 6/15/10 .........................    Aaa          625       618,005

Litigation Settlement Monetized Fee
Trust 02-5A, A 144A 6%, 10/25/32(b) .......    Baa        1,202     1,154,316

Wachovia Auto Owner Trust 04-B, A4 3.44%,
3/21/11 ...................................    Aaa        1,640     1,623,885
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $6,539,321)                                        6,479,947
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--22.8%

AEROSPACE & DEFENSE--0.3%
L-3 Communications Corp. 6.125%, 1/15/14 ..     Ba          240       248,400
Raytheon Co. 4.85%, 1/15/11 ...............    Baa          315       322,750
                                                                 ------------
                                                                      571,150
                                                                 ------------
AGRICULTURAL PRODUCTS--0.2%
Corn Products International, Inc. 8.25%,
7/15/07 ...................................    Baa          325       357,569

AIRLINES--3.1%
America West Airlines, Inc. Series 99-1
7.93%, 1/2/19 .............................    Aaa          848       922,203

Continental Airlines, Inc. 01-1 6.703%,
12/15/22 ..................................    Baa          315       305,793

Continental Airlines, Inc. Series 98-1A
6.648%, 3/15/19 ...........................    Baa          330       320,404

Delta Air Lines, Inc. 6.417%, 7/2/12 ......    Aaa          345       360,153
Delta Air Lines, Inc. 6.718%, 1/2/23 ......    Aaa        2,886     3,012,067

Northwest Airlines, Inc. 00-1 8.072%,
4/1/21 ....................................    Aaa          307       343,435
                                                                 ------------
                                                                    5,264,055
                                                                 ------------
ALTERNATIVE CARRIERS--0.1%
Time Warner Telecom Holdings, Inc.
6.29%, 2/15/11(f) .........................     B           170       172,975


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Amvescap plc 144A 5.375%, 12/15/14(b) .....     A        $  370  $    368,794

AUTOMOBILE MANUFACTURERS--0.3%
DaimlerChrysler NA Holding Corp. 6.50%,
11/15/13 ..................................     A           300       325,385

General Motors Corp. 7.125%, 7/15/13 ......    Baa          155       158,616
                                                                 ------------
                                                                      484,001
                                                                 ------------
BREWERS--0.4%
Coors Brewing Co. 6.375%, 5/15/12 .........    Baa          290       318,845
Miller Brewing Co. 144A 5.50%, 8/15/13(b) .    Baa          310       324,026
                                                                 ------------
                                                                      642,871
                                                                 ------------
BROADCASTING & CABLE TV--1.3%
Clear Channel Communications, Inc. 5.75%,
1/15/13 ...................................    Baa          310       320,308

Comcast Cable Communications, Inc. 6.75%,
1/30/11 ...................................    Baa          425       477,268

Comcast Corp. 5.85%, 1/15/10 ..............    Baa          425       455,586
Cox Communications, Inc. 7.75%, 11/1/10 ...    Baa          285       326,466
Echostar DBS Corp. 6.375%, 10/1/11 ........     Ba          405       416,137
PanAmSat Corp. 6.375%, 1/15/08 ............     B           245       254,188
                                                                 ------------
                                                                    2,249,953
                                                                 ------------
CASINOS & GAMING--1.1%
Argosy Gaming Co. 7%, 1/15/14 .............     B           170       188,700
Caesars Entertainment, Inc. 8.125%, 5/15/11     Ba          165       191,400
GTECH Holdings Corp. 4.75%, 10/15/10 ......    Baa          230       230,879
Harrah's Operating Co., Inc. 7.50%, 1/15/09    Baa          690       764,620

Mohegan Tribal Gaming Authority 6.375%,
7/15/09 ...................................     Ba          320       330,400

Station Casinos, Inc. 6.50%, 2/1/14 .......     B           110       113,575
                                                                 ------------
                                                                    1,819,574
                                                                 ------------
COMMODITY CHEMICALS--0.2%
Equistar Chemicals L.P./Equistar Funding
Corp. 10.625%, 5/1/11 .....................     B           140       163,100

Lyondell Chemical Co. 9.50%, 12/15/08 .....     B           155       168,950
                                                                 ------------
                                                                      332,050
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.2%
Motorola, Inc. 7.625%, 11/15/10 ...........    Baa          280       324,790


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
CONSUMER FINANCE--2.1%
Capital One Bank 6.50%, 6/13/13 ...........    Baa       $  285  $    311,416
Ford Motor Credit Co. 7.25%, 10/25/11 .....     A           705       756,060
Ford Motor Credit Co. 7%, 10/1/13 .........     A           435       461,158
General Electric Capital Corp. 6%, 6/15/12     Aaa          695       757,576

General Motors Acceptance Corp. 6.875%,
9/15/11 ...................................    Baa          685       701,983

Household Finance Corp. 6.75%, 5/15/11 ....     A           350       392,778
Household Finance Corp. 6.375%, 11/27/12 ..     A           145       160,208
                                                                 ------------
                                                                    3,541,179
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.6%
Cendant Corp. 6.25%, 3/15/10 ..............    Baa          290       313,851

International Lease Finance Corp. 4.375%,
11/1/09 ...................................     A           700       701,557
                                                                 ------------
                                                                    1,015,408
                                                                 ------------
DIVERSIFIED METALS & MINING--0.2%
Phelps Dodge Corp. 8.75%, 6/1/11 ..........    Baa          245       298,722

ELECTRIC UTILITIES--0.9%
Oncor Electric Delivery Co. 6.375%, 1/15/15    Baa          400       440,731

PPL Capital Funding Trust I Series A 4.33%,
3/1/09 ....................................    Baa          500       494,180

Public Service Co. of Colorado
Series 15 5.50%, 4/1/14 ...................     A           315       331,586

Public Service Co. of New Mexico 4.40%,
9/15/08 ...................................    Baa          200       201,672

Texas Genco LLC/Texas Genco Financing Corp.
144A 6.875%, 12/15/14(b) ..................     B           145       150,619
                                                                 ------------
                                                                    1,618,788
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.3%
Jabil Circuit, Inc. 5.875%, 7/15/10 .......    Baa          430       453,160

ENVIRONMENTAL SERVICES--0.1%
Allied Waste North America Series B 9.25%,
9/1/12 ....................................     B           150       163,125

FOREST PRODUCTS--0.1%
Weyerhaeuser Co. 6.75%, 3/15/12 ...........    Baa          145       163,391

HEALTH CARE DISTRIBUTORS--0.1%
AmerisourceBergen Corp. 8.125%, 9/1/08 ....     Ba          100       111,750


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
HEALTH CARE EQUIPMENT--0.1%
Bio-Rad Laboratories, Inc. 144A 6.125%,
12/15/14(b) ...............................     Ba       $  200  $    202,500

HEALTH CARE FACILITIES--0.4%
Genesis Healthcare Corp. 8%, 10/15/13 .....     B           170       185,300
HCA, Inc. 6.30%, 10/1/12 ..................     Ba          170       172,677
Manor Care, Inc. 8%, 3/1/08 ...............    Baa          250       275,820
                                                                 ------------
                                                                      633,797
                                                                 ------------
HOMEBUILDING--0.3%
Horton (D.R.), Inc. 5%, 1/15/09 ...........     Ba          190       192,375
WCI Communities, Inc. 9.125%, 5/1/12 ......     Ba          230       256,450
                                                                 ------------
                                                                      448,825
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.1%
Royal Caribbean Cruises Ltd. 8.75%, 2/2/11      Ba          200       237,250

INTEGRATED TELECOMMUNICATION SERVICES--1.4%
AT&T Corp. 9.05%, 11/15/11 ................     Ba          165       190,781
AT&T Wireless Services, Inc. 8.125%, 5/1/12    Baa          495       598,378
Qwest Corp. 144A 9.125%, 3/15/12(b) .......     Ba          230       266,800
Sprint Capital Corp. 8.375%, 3/15/12 ......    Baa          650       791,792
Verizon Global Funding Corp. 4.375%, 6/1/13     A           615       599,270
                                                                 ------------
                                                                    2,447,021
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--1.2%
Bear Stearns Cos., Inc. (The) 3.25%,
3/25/09 ...................................     A           330       320,428

Credit Suisse First Boston USA, Inc.
5.125%, 1/15/14 ...........................     Aa          615       626,657

Goldman Sachs Group, Inc. 4.75%, 7/15/13 ..     Aa          720       712,465

Lehman Brothers Holdings, Inc. 4.80%,
3/13/14 ...................................     A           425       419,204
                                                                 ------------
                                                                    2,078,754
                                                                 ------------

IT CONSULTING & OTHER SERVICES--0.1%
Unisys Corp. 6.875%, 3/15/10 ..............     Ba          190       204,250

LIFE & HEALTH INSURANCE--0.2%
Jefferson-Pilot Corp. 4.75%, 1/30/14 ......   AA(c)         320       316,740

MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc. 6.875%, 5/1/12 ..........    Baa          330       375,822

MULTI-UTILITIES & UNREGULATED POWER--0.2%
Dominion Resources, Inc. 7.195%, 9/15/14 ..    Baa          240       277,321


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
OFFICE ELECTRONICS--0.2%
Xerox Corp. 6.875%, 8/15/11 ...............     Ba       $  375  $    401,250

OIL & GAS EQUIPMENT & SERVICES--0.1%
Hornbeck Offshore Services, Inc.
144A 6.125%, 12/1/14(b) ...................     Ba          170       171,700

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp. 144A 6.375%,
6/15/15(b) ................................     Ba           55        56,787

Forest Oil Corp. 8%, 12/15/11 .............     Ba          170       195,075
                                                                 ------------
                                                                      251,862
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.6%
Citgo Petroleum Corp. 144A 6%, 10/15/11(b)      Ba          195       195,000

Pacific Energy Partners LP/Pacific Energy
Finance Corp. 7.125%, 6/15/14 .............     Ba          340       363,800

Tesoro Petroleum Corp. 8%, 4/15/08 ........     Ba          190       207,575
Valero Energy Corp. 3.50%, 4/1/09 .........    Baa          330       321,730
                                                                 ------------
                                                                    1,088,105
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.3%
American Honda Finance Corp. 144A 4.50%,
5/26/09(b) ................................     A           825       839,296

TIAA Global Markets 144A 2.75%, 1/13/06(b)     Aaa        1,035     1,027,124

TIAA Global Markets 144A 4.125%,
11/15/07(b)................................    Aaa          415       420,292
                                                                 ------------
                                                                    2,286,712
                                                                 ------------
PACKAGED FOODS & MEATS--0.6%
ConAgra Foods, Inc. 6.75%, 9/15/11 ........    Baa          285       320,646
Del Monte Corp. 8.625%, 12/15/12 ..........     B           355       399,375
General Mills, Inc. 6%, 2/15/12 ...........    Baa          295       320,116
                                                                 ------------
                                                                    1,040,137
                                                                 ------------
PAPER PACKAGING--0.1%
Jefferson Smurfit Corp. 8.25%, 10/1/12 ....     B           150       164,250

PAPER PRODUCTS--0.1%
Georgia-Pacific Corp. 7.375%, 7/15/08 .....     Ba          220       240,350

PROPERTY & CASUALTY INSURANCE--0.5%
Berkley (W.R.) Corp. 5.875%, 2/15/13 ......    Baa          325       333,636
HSB Capital I Series B 2.98%, 7/15/27(f) ..   AA(c)         550       545,659
                                                                 ------------
                                                                      879,295
                                                                 ------------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
PUBLISHING & PRINTING--0.2%
Dex Media West LLC/Dex Media West Finance
Co. Series B 9.875%, 8/15/13 ..............     B        $  220  $    254,650

RAILROADS--0.2%
CSX Corp. 5.30%, 2/15/14 ..................    Baa          350       359,651

REGIONAL BANKS--0.6%
BB&T Corp. 5.20%, 12/23/15 ................     A           590       601,412
PNC Funding Corp. 5.25%, 11/15/15 .........     A           350       354,604
Popular North America, Inc. 3.875%, 10/1/08     A            95        94,879
                                                                 ------------
                                                                    1,050,895
                                                                 ------------
REITS--0.6%
Health Care REIT, Inc. 6%, 11/15/13 .......    Baa          280       289,791
HRPT Properties Trust 5.75%, 2/15/14 ......    Baa          635       652,162
                                                                 ------------
                                                                      941,953
                                                                 ------------
RESTAURANTS--0.2%
Yum! Brands, Inc. 7.70%, 7/1/12 ...........    Baa          340       402,810

SPECIALIZED FINANCE--0.2%
CIT Group Holdings, Inc. 5.125%, 9/30/14 ..     A           425       425,615

SPECIALTY CHEMICALS--0.2%
Huntsman Advanced Materials LLC 144A 11%,
7/15/10(b) ................................     B           235       280,825

SPECIALTY STORES--0.4%
AutoNation, Inc. 9%, 8/1/08 ...............     Ba          160       183,600
AutoZone, Inc. 5.50%, 11/15/15 ............    Baa          330       316,946
Toys "R" Us, Inc. 7.875%, 4/15/13 .........     Ba          155       154,612
                                                                 ------------
                                                                      655,158
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.2%
Washington Mutual, Inc. 4.625%, 4/1/14 ....    Baa          400       382,421

TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals North America, Inc. 7.75%,
11/15/13 ..................................     B           155       152,675

WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc. 6.875%,
10/31/13 ..................................     Ba          420       457,800
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $37,714,807)                                      39,063,699
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--17.8%

ABSC Net Interest Margin Trust 04-HE9,
A1 144A 5%, 12/25/34(b) ...................   BBB-(c)    $  425  $    423,500

Bear Stearns Asset Backed Securities Net
Interest Margin 04-HE5N, A3 5%, 7/25/34 ...   BB(c)         450       414,070

Bear Stearns Structured Products Inc. 04-5,
A P.O. 144A 0%, 2/25/34(b) ................    Baa          643       587,660

Bear Stearns Structured Products, Inc.
03-2, A P.O. 144A 0%, 6/25/29(b) ..........    Baa           70        67,449

Bear Stearns Structured Products, Inc.
04-15, A1 P.O. 144A 0%, 11/27/34(b) .......    Baa          739       627,771

Bear Stearns Structured Products, Inc.
04-6, P.O. 0%, 2/25/34 ....................    Baa          970       900,159

Commercial Mortgage Pass-Through
Certificates 04-LB4A, A5 4.84%, 10/15/37 ..    Aaa        1,695     1,696,186

Countrywide Asset-Backed Certificates
04-5N, N1 144A 5.50%, 10/25/35(b) .........   BBB(c)        419       418,178

Countrywide Partnership Trust Net Interest
Margin 04-EC1N 144A 5%, 9/25/35(b) ........   BBB(c)        787       786,400

CS First Boston Mortgage Securities Corp.
04-1, 1A1 5.75%, 2/25/34 ..................    Aaa          754       763,834

Deutsche Mortgage Securities, Inc. 04-1,
3A3 3.69%, 12/25/33 .......................    Aaa        1,715     1,704,403

First Horizon Mortgage Pass-Through Trust
03-2, 1A12 5.75%, 4/25/33 .................   AAA(c)      1,470     1,516,150

GE Capital Commercial Mortgage Corp.
04-C3, A4 5.189%, 7/10/39(f) ..............    Aaa        1,810     1,861,138

GMAC Mortgage Corp. Loan Trust 02-J6,
A17 6.25%, 10/25/32 .......................    Aaa        1,161     1,164,439

Greenwich Capital Commercial Corp. 04-Fl2A,
K 144A 3.65%, 11/5/19(b)(f) ...............    Baa          630       629,902

Greenwich Capital Commercial Funding Corp.
04-GG1, A7 5.317%, 6/10/36(f) .............    Aaa          800       831,352

Home Equity Asset Trust 03-8N, A 144A 5%,
5/27/34(b) ................................   A-(c)         198       197,391

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%, 3/15/33   AAA(c)      1,700     1,868,378


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
LB-UBS Commercial Mortgage Trust 04-C4,
A2 4.567%, 6/15/29(f) .....................    Aaa       $1,525  $  1,554,005

LB-UBS Commercial Mortgage Trust 04-C7,
A6 4.786%, 10/15/29(f) ....................    Aaa        1,690     1,682,078

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%, 10/15/32 .    Aaa        1,670     1,877,616

Merrill Lynch Mortgage Trust 04-KEY2,
A4 4.864%, 8/12/39(f) .....................    Aaa        1,665     1,668,259

Nationslink Funding Corp. 99-2, A2C 7.229%,
6/20/31 ...................................   AAA(c)      1,250     1,376,884

PNC Mortgage Acceptance Corp. 00-C2,
A2 7.30%, 10/12/33 ........................    Aaa        1,845     2,103,695

Starwood Commercial Mortgage Trust 99-C1A,
A1 144A 6.60%, 2/3/14(b) ..................    Aaa        1,037     1,097,294

Structured Asset Securities Corp. Net
Interest Margin Trust 03-36, XS 144A
7.50%, 11/25/33(b) ........................     A           267       265,991

Wachovia Bank Commercial Mortgage Trust
04-C12, A4 5.235%, 7/15/41(f) .............   AAA(c)      1,520     1,579,018

Wells Fargo Mortgage Backed Securities
Trust 03-4, A18 5.50%, 6/25/33 ............    Aaa          875       879,601

-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $29,863,419)                                      30,542,801
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--2.9%

BRAZIL--0.2%
Federative Republic of Brazil 7.72%,
6/29/09(f) ................................     B            80        94,300

Federative Republic of Brazil 8.875%,
10/14/19 ..................................     B           270       285,255
                                                                 ------------
                                                                      379,555
                                                                 ------------
CHILE--0.3%
Republic of Chile 2.519%, 1/28/08(f) ......    Baa          470       473,055

MEXICO--0.8%
United Mexican States 8.375%, 1/14/11 .....    Baa        1,135     1,333,057

PANAMA--0.9%
Republic of Panama 8.25%, 4/22/08 .........     Ba          460       512,900
Republic of Panama 9.375%, 1/16/23 ........     Ba          875     1,015,000
                                                                 ------------
                                                                    1,527,900
                                                                 ------------


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
PHILIPPINES--0.2%
Republic of Philippines 8.25%, 1/15/14 ....     Ba       $  410  $    402,825

RUSSIA--0.3%
Russian Federation RegS 5%, 3/31/30(f)(i) .    Baa          415       428,488

SOUTH AFRICA--0.2%
Republic of South Africa 6.50%, 6/2/14 ....    Baa          380       416,100
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $4,755,203)                                        4,960,980
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(e)--6.3%

AUSTRALIA--0.4%
United Energy Distribution Holdings
Property Ltd. 144A 5.45%, 4/15/16(b) ......    Aaa          395       405,110

Westfield Capital Corp. 144A 5.125%,
11/15/14(b) ...............................     A           210       208,991
                                                                 ------------
                                                                      614,101
                                                                 ------------
BERMUDA--0.4%
Oil Insurance Ltd. 144A 5.15%,
8/15/33(b)(f) .............................     A           725       731,920

BRAZIL--0.5%
Petrobras International Finance Co. 9.75%,
7/6/11 ....................................    Baa          155       186,000

Petrobras International Finance Co. 9.125%,
7/2/13 ....................................     Ba          515       587,100
                                                                 ------------
                                                                      773,100
                                                                 ------------
CANADA--0.5%
Bombardier, Inc. 144A 6.30%, 5/1/14(b) ....     Ba          180       157,050
Inco Ltd. 5.70%, 10/15/15 .................    Baa          280       291,648
Thomson Corp. (The) 5.25%, 8/15/13 ........     A           415       429,592
                                                                 ------------
                                                                      878,290
                                                                 ------------
CHILE--0.7%
Banco Santander Corp. 144A 5.375%,
12/9/14(b) ................................     A           285       289,768

Petropower I Funding Trust 144A 7.36%,
2/15/14(b) ................................   BBB(c)        972       961,402
                                                                 ------------
                                                                    1,251,170
                                                                 ------------
FRANCE--0.4%
France Telecom 8.50%, 3/1/11 ..............    Baa          570       679,955


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   ------  ------------
GERMANY--0.2%
Deutsche Telekom International Finance BV
8.50%, 6/15/10 ............................    Baa       $  250  $    297,843

HONG KONG--0.4%
Hutchison Whampoa International Ltd. 144A
6.25%, 1/24/14(b) .........................     A           620       652,923

IRELAND--0.3%
JSG Funding plc 9.625%, 10/1/12 ...........     B           380       425,600

JAPAN--0.2%
Mizuho Finance Group Cayman Ltd. 144A
5.79%, 4/15/14(b) .........................     A           400       420,160

KAZAKHSTAN--0.5%
Kazkommerts International BV 144A 8.50%,
4/16/13(b) ................................    Baa          750       787,500

LUXEMBOURG--0.2%
Lighthouse International Co. SA 144A 8%,
4/30/14(b) ................................     B           250       346,609

MEXICO--0.6%
America Movil S.A. de C.V. 144A 5.75%,
1/15/15(b) ................................     A           400       399,087

Pemex Finance Ltd. 9.03%, 2/15/11 .........    Baa          595       686,041
                                                                 ------------
                                                                    1,085,128
                                                                 ------------
NETHERLANDS--0.2%
Coca-Cola HBC Finance BV 5.50%, 9/17/15 ...     A           370       385,466

NORWAY--0.4%
Norske Skogindustrier ASA 144A 6.125%,
10/15/15(b) ...............................    Baa          640       663,334

QATAR--0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd.
144A 3.437%, 9/15/09(b) ...................    Baa          366       359,790

SOUTH KOREA--0.1%
Chohung Bank 144A 4.50%, 11/3/14(b)(f) ....    Baa          115       112,125
Korea Development Bank 5.75%, 9/10/13 .....     A           105       111,264
                                                                 ------------
                                                                      223,389
                                                                 ------------
UNITED KINGDOM--0.1%
Vedanta Resources plc 144A 6.625%,
2/22/10(b) ................................     Ba          235       238,107
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $10,408,934)                                      10,814,385
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix Institutional Bond Fund


                                                         SHARES      VALUE
                                                         ------  ------------
DOMESTIC COMMON STOCKS--0.0%

PAPER PRODUCTS--0.0%
Northampton Pulp LLC(d)(g)(h) ........................    1,955  $      3,128
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $78,535)                                               3,128
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.3%
(IDENTIFIED COST $163,137,374)                                    166,809,962
-----------------------------------------------------------------------------


                                             STANDARD
                                             & POOR'S      PAR
                                              RATING      VALUE
                                           (Unaudited)    (000)
                                           -----------   ------
SHORT-TERM INVESTMENTS--1.6%

COMMERCIAL PAPER--1.6%
Danske Corp. 2.35%, 1/4/05 ................    A-1+      $2,580     2,579,495
Bristol-Myers Squibb Co. 2.27%, 1/7/05 ....    A-1          145       144,945

-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,724,440)                                        2,724,440
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $165,861,814)                                    169,534,402(a)

Other assets and liabilities, net--1.1%                             1,879,244
                                                                 ------------
NET ASSETS--100.0%                                               $171,413,646
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,274,533 and gross depreciation of $550,129 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $165,809,998.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $18,082,880 or 10.5% of net assets.
(c) As rated by Standard & Poor's or Fitch.
(d) Non-income producing.
(e) Foreign Corporate Bonds are determined based on the country in which the security is issued. The country at risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(g) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2004, these securities amounted to a value of $3,128 or 0% of net assets.
(h) Restricted security. For acquisition information, please see Note 7 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(i) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(j) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (Identified cost $165,861,814)                                 $169,534,402
Cash                                                                    11,564
Receivables
   Interest                                                          1,767,793
   Fund shares sold                                                    139,970
   Investment securities sold                                           65,410
Prepaid expenses                                                        14,781
                                                                  ------------
     Total assets                                                  171,533,920
                                                                  ------------
LIABILITIES
Payables
   Fund shares repurchased                                              10,000
   Investment advisory fee                                              44,334
   Professional fee                                                     33,648
   Financial agent fee                                                  11,632
   Transfer agent fee                                                    6,808
   Service fee                                                           4,318
   Trustees' fee                                                         4,225
Accrued expenses                                                         5,309
                                                                  ------------
     Total liabilities                                                 120,274
                                                                  ------------
NET ASSETS                                                        $171,413,646
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $173,323,543
Accumulated net realized loss                                       (5,582,621)
Net unrealized appreciation                                          3,672,724
                                                                  ------------
NET ASSETS                                                        $171,413,646
                                                                  ============

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $150,465,938)                 4,743,224
Net asset value and offering price per share                            $31.72

CLASS Y
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $20,947,708)                    660,513
Net asset value and offering price per share                            $31.71


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Interest                                                            $8,339,056
                                                                    ----------
     Total investment income                                         8,339,056
                                                                    ----------
EXPENSES
Investment advisory fee                                                728,106
Service fees, Class Y                                                   43,144
Financial agent fee                                                    131,592
Professional                                                            40,715
Custodian                                                               39,412
Transfer agent                                                          38,621
Trustees                                                                33,656
Printing                                                                27,779
Registration                                                             9,116
Miscellaneous                                                           32,886
                                                                    ----------
     Total expenses                                                  1,125,027
     Less expenses reimbursed by investment adviser                   (188,352)
     Custodian fees paid indirectly                                     (3,624)
                                                                    ----------
     Net expenses                                                      933,051
                                                                    ----------
NET INVESTMENT INCOME                                                7,406,005
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     2,340,646
Net realized gain on foreign currency transactions                       5,718
Net change in unrealized appreciation (depreciation) on
   investments                                                      (1,134,835)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                      136
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,211,665
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,617,670
                                                                    ==========

                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended         Year Ended
                                                                                  12/31/04           12/31/03
                                                                                ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                 $  7,406,005       $  8,198,016
   Net realized gain (loss)                                                        2,346,364          1,337,987
   Net change in unrealized appreciation (depreciation)                           (1,134,699)          (154,525)
                                                                                ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     8,617,670          9,381,478
                                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                 (6,733,937)        (7,767,435)
   Net investment income, Class Y                                                   (802,916)          (495,205)
                                                                                ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      (7,536,853)        (8,262,640)
                                                                                ------------       ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (303,675 and 58,032 shares, respectively)         9,431,857          1,866,961
   Net asset value of shares issued from reinvestment of distributions
     (195,973 and 217,565 shares, respectively)                                    6,110,043          6,921,160
   Cost of shares repurchased (180,653 and 499,296 shares, respectively)          (5,686,234)       (15,889,870)
                                                                                ------------       ------------
Total                                                                              9,855,666         (7,101,749)
                                                                                ------------       ------------
CLASS Y
   Proceeds from sales of shares (294,407 and 272,660 shares, respectively)        9,383,115          8,638,861
   Net asset value of shares issued from reinvestment of distributions
     (25,720 and 15,611 shares, respectively)                                        802,916            495,205
   Cost of shares repurchased (102,859 and 27,051 shares, respectively)           (3,264,550)          (851,722)
                                                                                ------------       ------------
Total                                                                              6,921,481          8,282,344
                                                                                ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      16,777,147          1,180,595
                                                                                ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          17,857,964          2,299,433

NET ASSETS
   Beginning of period                                                           153,555,682        151,256,249
                                                                                ------------       ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $42,674, RESPECTIVELY]                                           $171,413,646       $153,555,682
                                                                                ============       ============

                        See Notes to Financial Statements

Phoenix Institutional Bond Fund

                                              FINANCIAL HIGHLIGHTS
                    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS X
                                                                     ----------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                     ----------------------------------------------------
                                                                      2004        2003       2002      2001(2)     2000
Net asset value, beginning of period                                 $31.55      $31.32     $30.84    $30.53      $29.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                     1.47        1.73       2.04      2.22        2.28
   Net realized and unrealized gain (loss)                             0.19        0.26       0.47      0.34        0.63
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                  1.66        1.99       2.51      2.56        2.91
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (1.49)      (1.76)     (2.03)    (2.25)      (2.23)
   Return of capital                                                     --          --         --        --       (0.03)
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (1.49)      (1.76)     (2.03)    (2.25)      (2.26)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                              0.17        0.23       0.48      0.31        0.65
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $31.72      $31.55     $31.32    $30.84      $30.53
                                                                     ======      ======     ======    ======      ======
Total return                                                           5.39%       6.37%      8.30%     8.53%      10.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $150,466    $139,574   $145,555  $129,800    $120,376

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                              0.55%       0.55%      0.55%     0.55%       0.55%
   Gross operating expenses                                            0.67%       0.69%      0.69%     0.69%       0.74%
   Net investment income                                               4.61%       5.44%      6.49%     7.02%       7.53%
Portfolio turnover                                                       77%        104%       107%       99%         87%

                                                                                             CLASS Y
                                                                     ----------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                     ----------------------------------------------------
                                                                      2004        2003       2002      2001(2)     2000
Net asset value, beginning of period                                 $31.54      $31.32     $30.84    $30.54      $29.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                     1.38        1.63       1.97      2.14        2.20
   Net realized and unrealized gain (loss)                             0.20        0.27       0.46      0.33        0.63
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                  1.58        1.90       2.43      2.47        2.83
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (1.41)      (1.68)     (1.95)    (2.17)      (2.15)
   Return of capital                                                     --          --         --        --       (0.03)
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (1.41)      (1.68)     (1.95)    (2.17)      (2.18)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                              0.17        0.22       0.48      0.30        0.65
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $31.71      $31.54     $31.32    $30.84      $30.54
                                                                     ======      ======     ======    ======      ======
Total return                                                           5.14%       6.10%      8.02%     8.24%       9.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $20,948     $13,982     $5,702    $7,623      $6,278

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                              0.80%       0.80%      0.80%     0.80%       0.80%
   Gross operating expenses                                            0.92%       0.95%      0.94%     0.94%       0.99%
   Net investment income                                               4.33%       5.13%      6.26%     6.77%       7.28%
Portfolio turnover                                                       77%        104%       107%       99%         87%

(1) Computed using average shares outstanding.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the period ended December 31, 2001, was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02% and from 6.71% to 6.77% for class X and class Y, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004


1. ORGANIZATION
   Phoenix Institutional Mutual Funds (the "Trust") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
   Currently one Fund is offered for sale. The Institutional Bond Fund (the "Fund") is diversified and has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk.
   The Trust offers Class X and Class Y shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares, except that Class X bears no distribution or service expenses.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities.
   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2004 the total value of these securities represented approximately 3.16% of net assets.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


F. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which security is traded and country in which the greatest percentage of company revenue is generated.

H. CONTRACTUAL OBLIGATIONS:
   In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of material loss from such claims is remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") is entitled to a fee at an annual rate of 0.45% for the first $1 billion and 0.40% for average daily net assets over $1 billion.
   The Adviser has voluntarily agreed to reimburse total operating expenses of the Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until April 30, 2005, to the extent that such expenses exceed the following percentages of average annual net assets:

                          Class X       Class Y
                          -------       -------
                           0.55%         0.80%

   The Adviser will not seek to recapture any prior years reimbursed investment advisory fees.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Fund's shares. The Fund pays PEPCO a service fee at an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. PEPCO has advised the Fund of the following information: $0 was retained by the distributor, $36,102 was paid to unaffiliated participants for the period ended December 31, 2004 and $7,156 was paid to W.S. Griffith Securities, Inc., for the period ended May 31, 2004.
   As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.
   As financial agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Fund. Certain minimum fees may apply. For the period ended December 31, 2004, the Trust incurred financial agent fees totaling $131,592.
   PEPCO serves as the Fund's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2004, transfer agent fees were $38,621 as reported in the Statement of Operations, of which PEPCO retained $0.
   At December 31, 2004, PNX and affiliates and the retirement plans of PNX and affiliates held 506,334 Class Y shares of the Fund with a value of $16,055,851.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) for the period ended December 31, 2004, aggregated $80,697,991 and $71,876,428, respectively.
   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2004, aggregated $62,977,806 and $49,320,366, respectively.

5. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   The Fund may invest a high percentage of its assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
   High yield debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the Adviser to accurately predict risk.

PHOENIX INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


6. SIGNIFICANT SHAREHOLDERS AND SUBSEQUENT EVENT
   As of December 31, 2004, the Fund had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PNX, as follows:
                                                   Number of      % of Shares
                                                 Shareholders     Outstanding
                                                 ------------     -----------
Institutional Bond Fund ........................      3              42.2%

   On January 5, 2005, the Fund processed a redemption totaling $56,691,446. The transaction consisted of an in-kind transfer of assets worth $51,212,520 in assets and $5,478,926 in cash.

7. ILLIQUID AND RESTRICTED SECURITIES
   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund's Schedule of Investments where applicable.

   Restricted securities are investments in securities not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

   At December 31, 2004, the Fund held the following restricted security:

                                      Acquisition     Acquisition       % of
                                          Date            Cost        Net Assets
                                      -----------     -----------     ----------
Northampton Pulp LLC ...............    12/30/99        $184,367          0%

   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of restricted securities.

8. FEDERAL INCOME TAX INFORMATION
   The Fund has capital loss carryovers, which may be used to offset future capital gains, as follows:

                                    Expiration Year
    ---------------------------------------------------------------------------
       2007          2008         2009         2010        2011        Total
    ----------    ----------   ----------   ----------   --------    ----------
    $3,023,482    $2,194,743      $  --        $  --     $364,396    $5,582,621

   The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on the investments prior to the expiration of the capital loss carryover.
   For the period ended December 31, 2004, the Fund utilized losses of $2,336,866 deferred in prior years against current year capital gains.
   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2004, the Institutional Bond Fund deferred post-October capital losses of $0 and recognized post-October capital losses of $3,780.

9. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2004, the Fund decreased capital paid in on shares of beneficial interest by $82,456, increased undistributed net investment income by $88,174 and decreased accumulated net realized gain by $5,718.

10. PROXY VOTING PROCEDURES (UNAUDITED)
   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. These procedures and information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2004 is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

11. FORM N-Q INFORMATION (UNAUDITED)
   Effective the 3rd quarter of 2004, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(LOGO)
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]

To the Board of Trustees of
Phoenix Institutional Mutual Funds and Shareholders of
Phoenix Institutional Bond Fund


      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Institutional Bond Fund (formerly Phoenix Duff & Phelps Institutional Managed Bond Portfolio) (constituting Phoenix Institutional Mutual Funds, formerly Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Trust") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 17, 2005

FUND MANAGEMENT (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND             LENGTH OF    OVERSEEN BY                          DURING PAST 5 YEARS AND
     DATE OF BIRTH              TIME SERVED     TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway               Served since       37        Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC      1996.                        Trustee/Director, Realty Foundation of New York (1972-present), Josiah
101 Park Avenue                                             Macy, Jr., Foundation (1975-present), Pace University (Director/Trustee
New York, NY 10178                                          Emeritus) (2003-present), New York Housing Partnership Development Corp.
DOB: 8/2/29                                                 (Chairman) (1981-present), Greater New York Councils, Boy Scouts of
                                                            America (1985-present), The Academy of Political Science (Vice Chairman)
                                                            (1985-present), Urstadt Biddle Property Corp. (1989-present). Colgate
                                                            University (Trustee/Emeritus) (since 2004). Chairman, Metropolitan
                                                            Transportation Authority (1992-2001), The Harlem Youth Development
                                                            Foundation (1998-2002), Metropolitan Transportation Authority
                                                            (1992-2001), Director, Trism, Inc. (1994-2001), Consolidated Edison
                                                            Company of New York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                            (1974-2002), Centennial Insurance Company (1974-2002), Union Pacific
                                                            Corp. (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                                            (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace University
                                                            (1978-2003).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne            Served since       37        Currently retired.
The Flat, Elmore Court         1996.
Elmore, GLOS, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                 Served since       27        Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way            2004.                        (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                   (1991-2000), Coutts & Co. Group (1991-2000) and Coutts & Co.
DOB: 3/28/30                                                International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries            Served since       29        Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902       1996.
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.               Served since       27        Partner, Stonington Partners, Inc. (private equity fund) since 2001.
Stonington Partners, Inc.      1996.                        Director/Trustee, Evergreen Funds (six portfolios). Chairman (1998-2000)
736 Market Street, Ste. 1430                                and Chief Executive Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                       (cosmetics).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara          Served since       37        Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of          2001.                        (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND             LENGTH OF    OVERSEEN BY                          DURING PAST 5 YEARS AND
     DATE OF BIRTH              TIME SERVED     TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris              Served since       37        Currently retired. Vice President, W.H. Reaves and Company (investment
164 Laird Road                 1996.                        management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates                 Served since       27        Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
Hudson Castle Group, Inc.      1996.                        Inc.) (financial services) (1997-present). Managing Director, Wydown
c/o Northeast Partners                                      Group (consulting firm) (1994-present). Director, Investors Financial
50 Federal Street                                           Service Corporation (1995-present), Investors Bank & Trust Corporation
Suite 1000                                                  (1995-present), Stifel Financial (1996-present), Connecticut River
Boston, MA 02110                                            Bancorp. (1998-present), Connecticut River Bank (1999-present), Trust
DOB: 5/31/46                                                Co. of New Hampshire (2002-present). Director and Treasurer, Endowment for Health, Inc. (2000-present). Chairman, Emerson Investment
                                                            Management, Inc. (2000-present), Vice Chairman, Massachusetts Housing
                                                            Partnership (1994-1999). Director, Blue Cross and Blue Shield of New
                                                            Hampshire (1994-1999), AIB Govett Funds (1991-2000), Command Systems,
                                                            Inc. (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001), 1Mind,
                                                            Inc. (2000-2002), 1Mind.com, Plymouth Rubber Co. (1995-2003).
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans               Served since       27        Currently retired, President, Romans & Company (private investors and
39 S. Sheridan Road            2004.                        financial consultants) (1987-2003). Trustee, Burnham Investors Trust (5
Lake Forest, IL 60045                                       portfolios) (1967-2003).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson            Served since       27        Managing Director, Northway Management Company (1998-present).
Northway Management            1996.
Company LLC
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck       Served since       27        Trustee/Director, Banco Urguijo (Chairman). Trustee/Director, Phoenix
Nederpolder, 7                 2004.                        Funds Complex (2004-present). Trustee/Director EASDAQ (Chairman), The
B-9000 Gent, Belgium                                        Fleming Continental European Investment Trust, KBC Lease (Honorary),
DOB: 7/30/42                                                Groupe SNEF, Degussa Antwerpen N.V., Santans N.V., Laco N.V. Managing
                                                            Director, Almanij N.V. (1992-2003); Trustee/Director (1992-2003), KBC
                                                            Bank and Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                            (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A. Luzembougeoise
                                                            (1992-2003), Investco N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea
                                                            N.V. (1992-2003), Almafin N.V. (1992-2003), Centea N.V. (1992-2003),
                                                            Dutch Chamber of Commerce for Belgium and Luxemburg, Phoenix Investment
                                                            Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.         Served since       27        Director, Medallion Financial New York (2003-present), Compuware (1996-
200 Duke Street                1996.                        present) and WWF, Inc. (2000-present). President, The Trust for
Alexandria, VA 22314                                        America's Health (non-profit) (2001-present). Director, UST, Inc.
DOB: 5/16/31                                                (1995-2004), HPSC, Inc. (1995-2004).

------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
        NAME,  ADDRESS,                      PORTFOLIOS IN
        DATE OF BIRTH                        FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    AND POSITION(S) WITH         LENGTH OF    OVERSEEN BY                          DURING PAST 5 YEARS AND
           TRUST                TIME SERVED     TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Marilyn E. LaMarche          Served since       32        Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
  Lazard Freres & Co. LLC      2002.                        Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
  30 Rockefeller Plaza,                                     Insurance Company (1989-present).
  59th Floor
  New York, NY 10020
  DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin         Served since       67        Director, PXRE Corporation (Delaware) (1985-present), World Trust Fund
  DOB: 10/23/46                1996.                        (1991-present). Management Consultant (2002-2004), Chairman (1997-2002),
                                                            Director (1995-2002), Vice Chairman (1995-1997) and Chief Executive
  Chairman                                                  Officer (1995-2002), Phoenix Investment Partners, Ltd. Director and
                                                            Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                            Director (1994-2002) and Executive Vice President, Investments
                                                            (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and
                                                            Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                            (1982-2002) and President (1990-2000), Phoenix Equity Planning
                                                            Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                            (2001-2002). Director (2001-2002) and President (April 2002-September
                                                            2002), Phoenix Investment Management Company. Director and Executive
                                                            Vice President, Phoenix Life and Annuity Company (1996-2002). Director
                                                            (1995-2000) and Executive Vice President and Chief Investment Counsel
                                                            (1994-2002), PHL Variable Insurance Company. Director, Phoenix National
                                                            Trust Holding Company (2001-2002). Director (1985-2002) and Vice
                                                            President (1986-2002), and Executive Vice President (2002-2002), PM
                                                            Holdings, Inc. Director, W.S. Griffith Associates, Inc. (1995-2002).
                                                            Director (1992-2002) and President (1993-1994), W.S. Griffith
                                                            Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 *Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of
  The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
**Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
      NAME, ADDRESS           TRUST AND LENGTH OF                                   PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH             TIME SERVED                                         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci          President since 2004.             Executive Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 6/12/57                                                (wealth management) (since 2003). President and Chief Executive Officer,
                                                            Phoenix Investment Partners, Ltd. (since 2003). President, certain Funds within the Phoenix Fund Complex (2004-present), President and Chief
                                                            Executive Officer of North American investment operations, Pioneer
                                                            Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                            Management Group (2000-2001), Executive Vice President of Distribution
                                                            and Marketing for U.S. institutional services business (1998-2000) and
                                                            Executive Vice President of Distribution and Marketing for Fidelity
                                                            Canada (1996-1998), Fidelity Investments.
------------------------------------------------------------------------------------------------------------------------------------
George Aylward            Executive Vice President          Senior Vice President and Chief Executive Officer, Asset Management, The
DOB: 8/17/64              since 2004.                       Phoenix Companies, Inc. (2004-present). Executive Vice President and
                                                            Chief Operating Officer, Phoenix Investment Partners Ltd.
                                                            (2004-present). Vice President Phoenix Life Insurance Company
                                                            (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                            Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman        Senior Vice President             Vice President, Chief Administrative Officer (2003-present), Senior Vice
DOB: 7/27/62              since 2004.                       President, Chief Administrative Officer, Private Client Group
                                                            (1999-2003), Phoenix Investment Partners,Ltd. Senior Vice President,
                                                            Phoenix Fund Complex (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss          Treasurer since 1996.             Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                               Assistant Treasurer (2001-present), Phoenix Equity Planning Corporation.
                                                            Vice President (2003-present), Phoenix Investment Partners, Ltd.
                                                            Treasurer or Assistant Treasurer, Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman      Secretary since 2004.             Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row                                            Counsel, Chief Legal Officer and Secretary, certain of the funds within
Hartford, CT 06102                                          the Phoenix Fund Complex (2004-present). Assistant Vice President and
DOB: 4/5/73                                                 Assistant Counsel, Conseco Capital Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX INSTITUTIONAL MUTUAL FUNDS

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Daniel T. Geraci, President
George Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
Nancy G. Curtiss, Treasurer
Matthew A. Swendiman, Secretary and
   Chief Legal Officer

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

HOW TO CONTACT US
Mutual Fund Services               1-800-814-1897 (option 3)
Web site                             PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                                                               -----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                Louisville, KY
                                                                Permit No. 1051
                                                               -----------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP092                                                                      2-05



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,100 for 2004 and $54,540 for 2003.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $1,000 for 2004 and $0 for 2003. This represents review of the semi-annual report.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,400 for 2004 and $10,150.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Phoenix Institutional Mutual Funds (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

            The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100% for 2004 and not applicable for 2003.

                           (c) 100% for 2004 and 100% for 2003

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,876,791 for 2004 and $46,250.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.



ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)    Certifications  pursuant to Rule 30a-2(a)  under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)    Not applicable.

     (b)       Certifications  pursuant to Rule 30a-2(b)  under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Phoenix Institutional Mutual Funds


By (Signature and Title)* /s/George R. Aylward
                         -------------------------------------------------------
                          George R. Aylward, Executive Vice President
                          (principal executive officer)

Date                      February 24, 2005
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/George R. Aylward
                         -------------------------------------------------------
                          George R. Aylward, Executive Vice President
                          (principal executive officer)

Date                      February 24, 2005
     ---------------------------------------------------------------------------


By (Signature and Title)* /s/Nancy G. Curtiss
                         -------------------------------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date                      February 24, 2005
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.